MESSAGE FROM THE PRESIDENT
May 15, 1997

Dear Shareholder:

We are pleased to bring you the Franklin Multi-Income Trust annual report for the period ended March 31, 1997.

During this reporting period, the U.S. economy continued to grow at a moderate pace. Inflation, as measured by the Consumer Price Index, grew at 2.76% during the one-year period, while interest rates remained relatively low.* Combined, these two factors created a favorable environment for both of the major investment sectors in which the Trust invests -- high yield corporate bonds and utility stocks.

The high yield corporate bond market experienced a 56% increase in new issues in 1996 as issuers took advantage of the low-interest rate environment. At the same time, many high-yield securities benefited from stronger corporate earnings and improved financial conditions. The default rate in the high yield market decreased from 3.1% in 1995 to 1.4% in 1996.**

Uncertainty regarding deregulation prevented electric utility and telecommunications industry stocks from fully participating in the general market rally that lasted for most of the reporting period. Nevertheless, a positive economic climate -- in particular, low interest rates -- contributed to a solid performance in the utility sector. In fact, as measured by the S&P(R) Utilities Index, the sector reported a total return of 4.63% for the one-year period ended March 31, 1997.+

*Source: Bloomberg.
**Source: Moody's Investors Services.


The Franklin Multi-Income Trust posted a favorable performance in this environment. The Manager's Discussion on page 3 provides specific details about the Trust's performance and investment strategies.

As always, we appreciate your continued investment in the Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,



Charles B. Johnson
President
Franklin Multi-Income Trust





+Source: Bloomberg.


                           -- Celebrating 50 Years --
This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we are proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


MANAGER'S DISCUSSION

Your Fund's Objective:

The Franklin Multi-Income Trust seeks to provide high current income consistent with preservation of capital.

The Franklin Multi-Income Trust generated a cumulative total return of 16.24% for the 12-month period ended March 31, 1997, based on its change in market price on the New York Stock Exchange. This compares favorably with the total returns of the First Boston High Yield Corporate Index 11.66% and the S&P Utilities Index(R) 4.63%.*

In general, strong corporate earnings and improving financial conditions benefited the Trust's high-yield corporate securities, while the stronger stock market helped its utility stocks. Contributing to the Trust's performance were solid economic and sector fundamentals, attractively priced new issues, investment opportunities in the secondary market and individual security success.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Total returns include reinvested interest or dividends. Indices are unmanaged, and one cannot invest directly in an index.


Sector Discussions

Wireless

The Trust maintained its strong weighting in telecommunications throughout the period. Our holdings in Milicom International Cellular, a globally diversified cellular telephone operator, performed especially well. High demand in the fourth quarter, particularly from Asia and Latin America, helped the firm increase its subscription base by 101% in 1996.** Additionally, Nextel Communication's successful roll-out of its new digital wireless PowerFone(R) resulted in significant capital appreciation for the portfolio.

Food Retailing

This sector benefited from ongoing industry consolidation and cost-cutting efforts during the reporting period. Most notably, the Trust's positions in Ralphs Grocery Co. and Smith's Food & Drug performed well in this climate. Dominick's Finer Foods, part of Chicago's second-largest supermarket operator, merits mention as Moody's Investors Services, a national rating agency, in November 1996 upgraded certain subordinated notes from B3 to B2. This upgrade was further supported when Dominick's parent company reported record sales in 1996 for the 15th consecutive year.

Automotive

Our positions in Collins & Aikman and Aetna have performed well in an environment of continued outsourcing and company consolidation in the automotive sector. For example, Collins & Aikman recently sold its floor-covering business, allowing it to concentrate on the automotive interior trim market and to reduce its debt.

Chemicals

The Trust realized large profits on the sale of its holdings in IMC Global Inc. The firm's debt had been upgraded in October 1996 from Ba3 to Baa2 by Moody's following a merger with Vigoro and a joint venture with Freeport McMoRan LP. Together, these factors helped improve IMC's capital structure and bolstered its global aspirations.


**Source: Bloomberg.

Energy

High commodity prices (especially oil and gas) and strong industry fundamentals led to capital appreciation in our Gulf Canada and Forcenergy investments. The latter develops, explores, acquires and produces oil and natural gas. Forcenergy had a strong performance in the fourth quarter of 1996, earning $0.23 a share, as opposed to $0.01 a share in the same period a year earlier.+ Our outlook for this sector remains positive.

Utilities Stock Update

While our holdings in the utilities sector (38.2% of total market value) as a group contributed to a solid performance during the reporting period, the ongoing issue of deregulation continues to present investors with new hazards and opportunities each day.

Progress was made in the following key regulatory areas last year, and we expect the progress to continue throughout 1997. First, state and federal authorities continued to deregulate both electric and telephone utility industries over the year, thus helping to eliminate regulatory uncertainty. Second, in the telecommunications industry, the Federal Communications Commission adopted rules to administer the deregulation of the regional Bell telephone companies. These rules should ensure an orderly transition to a competitive business environment over the next five years and may increase opportunities for certain telecommunications companies.


+Source: Moody's Investor's Service telecommunications companies.

Even in a difficult environment, the Trust benefited from its holdings in companies with superior growth rates and strong competitive positions. Utility stocks that performed well during the one-year reporting period included BellSouth Corp., CINergy, US West, and SCANA Corp. We believe that utility stocks are very attractively valued at current levels and should offer significant upside potential as more regulatory issues are resolved. Going forward, we will focus on investments in those companies that we believe are well-positioned to take advantage of decreasing regulation and new investment opportunities.

What's Ahead?

Recent economic data continue to suggest moderate economic growth accompanied by relatively stable interest rates. Inflation appears to be mild, although it has increased slightly. If this environment continues, high yield corporate bonds and utility stocks should remain attractive investments over the short- to intermediate-term and bode favorably for the Franklin Multi-Income Trust.

Just as economic and market conditions constantly change, our strategies, evaluations, conclusions and decisions regarding portfolio holdings discussed above will also change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing our selection process for the Trust's purchases.

PERFORMANCE SUMMARY

The Franklin Multi-Income Trust's closing price on the New York Stock Exchange
(NYSE) increased 37.5 cents from $9.00 on March 31, 1996, to $9.375 on March 31, 1997. The Trust's net asset value price per share decreased 28 cents from $10.62 on March 31, 1996, to $10.34 on March 31, 1997.

During the reporting period, the Trust distributed income totaling $1.061 per share. This included dividend distributions in the amount of 76.8 cents ($0.768) per share, a long-term capital gain distribution of 21.5 cents ($0.215) per share, a short-term capital gain distribution of 7.3 cents ($0.073) per share, and a 0.5 cent ($0.005) per share income distribution in December 1996 to meet excise tax requirements. Based on an annualization of March's monthly dividend of 6.4 cents ($0.064) per share and the NYSE closing price of $9.375 on March 31, 1997, the Trust's distribution rate was 8.19%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


   Franklin Multi-Income Trust
   Dividend Distributions 4/1/96 - 3/31/97

                                          Dividend
   Month                                  per Share
   April                                  6.4 cents
   May                                    6.4 cents
   June                                   6.4 cents
   July                                   6.4 cents
   August                                 6.4 cents
   September                              6.4 cents
   October                                6.4 cents
   November                               6.4 cents
   December                               6.4 cents
   January                                6.4 cents
   February                               6.4 cents
   March                                  6.4 cents
   Total                                 76.8 cents


Franklin Multi-Income Trust

Periods ended March 31, 1997

                                                                       Since
                                                                     Inception
                                                 1-Year    5-Year   (10/09/89)
Cumulative Total Return1
 Based on change in net asset value              8.45%     86.38%    170.93%
 Based on change in market price                16.24%     68.54%    121.47%

Average Annual Total Return1
 Based on change in net asset value              8.45%     13.26%     14.44%
 Based on change in market price                16.24%     11.00%     11.36%

Distribution Rate2                      8.19%


1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.

2. Distribution rate is based on the annualization of the Trust's current 6.4 cent per share monthly dividend and the NYSE closing price of $9.375 on March 31, 1997. Past performance is not predictive of future results.






PORTFOLIO OPERATIONS
Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy holds a bachelor of arts degree in economics from Stanford University and a master's degree in finance from University of Chicago. He has been with Franklin Advisers since 1988. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Multi-Income Trust since 1991.


As of March 31, 1997, Morningstar awarded the Franklin Multi-Income Trust a five-star overall rating, measuring its performance against a universe of 63 closed-end fixed-income funds for the five-year period.*


*Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars. Ratings for other periods ended March 31, 1997: four stars for the three-year period out of a universe of 96 closed-end fixed-income funds. Specific period ratings are combined to produce an overall star rating.





FRANKLIN MULTI-INCOME TRUST

Statement of Investments in Securities and Net Assets, March 31, 1997


   Shares/                                                                                              Value
  Warrants                                                                                            (Note 1)
                Common Stocks and Warrants 53.2%


                Energy 3.5%

     50,000     PacifiCorp.......................................................................   $  1,068,750
     33,300     Ultramar Diamond Shamrock Corp. .................................................      1,057,275
                                                                                                   -------------
                                                                                                       2,126,025
                                                                                                   -------------
                Industria l0.4%
     20,565     aAnacomp, Inc....................................................................        226,215
      1,000     aGulf States Steel, warrants ....................................................          5,000
        518     aThermadyne Industries, Inc. ....................................................         14,375
                                                                                                   -------------
                                                                                                         245,590
                                                                                                   -------------
                Lodging
        526     aHost Marriott Corp. ............................................................          8,940
        526     Marriott International, Inc. ....................................................         26,169
                                                                                                   -------------
                                                                                                          35,109
                                                                                                   -------------
                Media and Broadcasting0.3%
     16,000     aSullivan Broadcast Holdings.....................................................        160,000
                                                                                                   -------------
                Telecommunications1.4%
        120     dNippon Telegraph & Telephone Corp. (Japan)......................................        845,152
                                                                                                   -------------
                Utilities  47.6%
     74,000     Allegheny Power System, Inc. ....................................................      2,192,250
     40,000     American Electric Power Co., Inc. ...............................................      1,650,000
     10,000     Ameritech Corp. .................................................................        615,000
     12,000     BellSouth Corp. .................................................................        507,000
     48,800     Central and South West Corp. ....................................................      1,043,100
     57,200     CINergy Corp. ...................................................................      1,951,950
     20,000     Delmarva Power and Light Co......................................................        367,500
     41,000     Dominion Resources, Inc. ........................................................      1,491,375
     60,600     DPL, Inc. .......................................................................      1,461,975
     20,000     Duke Power Co. ..................................................................        882,500
     14,500     Edison International.............................................................        326,250
     34,000     Enova Corp.......................................................................        748,000
     14,000     Enron Corp.......................................................................        532,000
     16,500     Enron Global Power and Pipelines L.L.C...........................................        455,813
     28,400     Entergy Corp. ...................................................................        695,800
     38,000     FPL Group, Inc. .................................................................      1,676,750
      6,800     New England Electric System .....................................................        233,750
     43,900     New Jersey Resources Corp........................................................      1,251,150
     11,700     OGE Energy Corp..................................................................        489,938
     49,600     Pacific Enterprises .............................................................      1,500,400
                Utilities (cont.)
     16,800     Peco Energy Co...................................................................   $    342,300
     71,000     Public Service Co. of Colorado ..................................................      2,751,250
     25,000     Puget Sound Power and Light Co...................................................        631,250
      3,500     SBC Communications, Inc..........................................................        184,188
     40,000     SCANA Corp. .....................................................................      1,015,000
     63,100     Southern Co. ....................................................................      1,332,988
     30,400     Texas Utilities Co. .............................................................      1,030,925
     50,000     Unicom Corp......................................................................        975,000
     15,000     U.S. West Communications Group...................................................        510,000
                                                                                                   -------------
                                                                                                      28,845,402
                                                                                                   -------------
                      Total Common Stocks and Warrants (Cost $27,669,364) .......................     32,257,278
                                                                                                   -------------
                Partnership Units0.1%
                Financial
          1     a,gPG Partners I, L.P. (Cost $29,296)............................................         62,205
                                                                                                   -------------
                Preferred Stocks6.5%
                Cable Television1.6%
     10,595     Cablevision Systems Corp., Series L, 11.125% pfd., PIK...........................        982,719
                                                                                                   -------------
                Consumer Products0.8%
     70,000     RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C..........................        455,000
                                                                                                   -------------
                Media and Broadcasting  1.6%
     10,000     a,bSinclair Capital 11.625% pfd..................................................        980,000
                                                                                                   -------------
                Wireless Communication2.5%
     30,000     Nortel Inversora S.A., 10.00% cvt. pfd...........................................      1,350,000
      3,000     a,bQUALCOMM, Inc. 5.75% cvt. pfd.................................................        149,250
                                                                                                   -------------
                                                                                                       1,499,250
                                                                                                   -------------
                      Total Preferred Stocks (Cost $3,820,460) ..................................      3,916,969
                                                                                                   -------------
    Face
   Amount
                Bonds64.1%
                Automotive4.3%
 $1,000,000     Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 .........................      1,050,000
    500,000     Collins & Aikman Corp., senior sub. notes, 11.50%, 04/15/06 .....................        547,500
  1,000,000     Harvard Industries, Inc., senior notes, 12.00%, 07/15/04 ........................        505,000
    500,000     bLDM Technologies, Inc., senior sub. notes, 10.75%, 01/15/07 ....................        510,000
                                                                                                   -------------
                                                                                                       2,612,500
                                                                                                   -------------
                Cable Television1.8%
 $1,000,000     Tele-Communications, Inc., senior sub. deb., 9.80%, 02/01/12 ....................   $  1,078,728
                                                                                                   -------------
                Consumer Products  2.9%
    500,000     E & S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ......................        510,000
    300,000     bRent-Way, Inc., cvt. sub. debentures, 7.00%, 02/01/07 ..........................        267,000
    500,000     RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 ................................        493,750
    500,000     Sealy Corp., senior sub. notes, 10.25%, 05/01/03 ................................        515,000
                                                                                                   -------------
                                                                                                       1,785,750
                                                                                                   -------------
                Containers and Packaging2.6%
  1,000,000     Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 ........................      1,040,000
    500,000     bU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06 ...........................        522,500
                                                                                                   -------------
                                                                                                       1,562,500
                                                                                                   -------------
                Energy1.7%
    500,000     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ............................        491,875
    500,000     eGulf Canada Resources, Ltd., senior sub. notes, (Canada), 9.25%, 01/15/04 ......        520,000
                                                                                                   -------------
                                                                                                       1,011,875
                                                                                                   -------------
                Financial Services  1.8%
  1,000,000     bFirst Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03 ..................      1,062,500
                                                                                                   -------------
                Food and Beverage1.9%
    200,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ..................        215,500
    100,000     Dr Pepper Bottling Co. of Texas, senior notes, 10.25%, 02/15/00 .................        104,500
    800,000     PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ...........        828,000
                                                                                                   -------------
                                                                                                       1,148,000
                                                                                                   -------------
                Food Retailing  3.2%
    250,000     Dominick's Finer Foods, Inc., senior sub. notes, 10.875%, 05/01/05 ..............        272,500
  1,000,000     Penn Traffic Co., senior sub. notes, 8.625%, 12/15/03 ...........................        825,000
    750,000     Smith's Food and Drug Centers, Inc., senior sub. notes, 11.25%, 05/15/07 ........        819,375
                                                                                                   -------------
                                                                                                       1,916,875
                                                                                                   -------------
                Foreign Government Agencies  0.6%
  2,175,000     eESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 .....................        379,128
                                                                                                   -------------
                Forest and Paper Products  6.8%
  1,000,000     bAsia Pulp and Paper, bonds, 12.00%, 12/29/49 ...................................        960,000
  1,000,000     Rapp International Finance, company guaranteed secured notes, 13.25%, 12/15/05 ..      1,010,000
  1,000,000     REPAP New Brunswick, senior notes, 10.625%, 04/15/05 ............................        982,500
    500,000     REPAP Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02 ....................        495,000
    600,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ............................        657,000
                                                                                                   -------------
                                                                                                       4,104,500
                                                                                                   -------------
                Gaming and Leisure  3.2%
 $  500,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ................................      $ 558,750
    250,000     Players International, Inc., senior notes, 10.875%, 04/15/05 ....................        258,750
  1,000,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 .............................      1,127,500
                                                                                                   -------------
                                                                                                       1,945,000
                                                                                                   -------------
                Health Care  3.7%
  1,000,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ................      1,040,000
    800,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ....................        848,000
    300,000     bU.S. Diagnostic Inc., cvt. sub debentures, 9.00%, 03/31/03 .....................        333,000
                                                                                                   -------------
                                                                                                       2,221,000
                                                                                                   -------------
                Industrial3.3%
    382,611     Anacomp, Inc., senior sub. notes, PIK to 06/30/97, (original accretion rate 13.00%),
                 13.00% thereafter, 06/04/02 ....................................................        399,828
    500,000     bDerlan Industries, Ltd., senior notes, 10.00%, 01/15/07 ........................        492,500
    500,000     bIntertek Finance Plc., senior sub. notes, 10.25%, 11/01/06 .....................        506,250
    259,000     Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 .....................        262,238
    359,000     Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 .......................        362,590
                                                                                                   -------------
                                                                                                       2,023,406
                                                                                                   -------------
                Lodging  2.5%
  1,000,000     Prime Hospitality Corp., senior sub. notes, 9.75%, 04/01/07 .....................        988,750
    500,000     Red Roof Inns, senior notes, 9.625%, 12/15/03 ...................................        507,500
                                                                                                   -------------
                                                                                                       1,496,250
                                                                                                   -------------
                Media and Broadcasting  3.6%
    500,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 ..................        538,750
    500,000     Jacor Communications Co., guaranteed, senior sub. notes, 9.75%, 12/15/06 ........        510,000
  1,000,000     Sullivan Broadcast Holdings, units, 13.25%, 12/15/06 ............................      1,165,000
                                                                                                   -------------
                                                                                                       2,213,750
                                                                                                   -------------
                Metals and Mining4.1%
  1,000,000     cAcme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to 08/01/97,
                 (original accretion rate 13.50%), 13.50% thereafter, 08/01/04 ..................      1,062,500
    500,000     bDayton Mining Corp., sub. debentures, 7.00%, 04/01/02 ..........................        490,000
  1,000,000     Gulf States Steel, units, 13.50%, 04/15/03 ......................................        957,500
                                                                                                   -------------
                                                                                                       2,510,000
                                                                                                   -------------
                Technology and Information Systems  1.8%
     90,000     bAdaptec, Inc., cvt. sub. notes, 4.75%, 02/01/04 ................................         87,750
    500,000     bCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06 .............        522,500
                Technology and Information Systems (cont.)
 $  250,000     Dovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 ..................    $   240,000
    300,000     bHMT Technology Corp., cvt. sub. notes, 5.75%, 01/15/04 .........................        255,000
                                                                                                   -------------
                                                                                                       1,105,250
                                                                                                   -------------
                Textiles and Apparel0.8%
    500,000     bCollins & Aikman Floorcoverings, senior sub. notes, 10.00%, 01/15/07 ...........        495,625
                                                                                                   -------------
                Utilities  1.8%
    500,000     El Paso Electric Co., first mortgage, Series E, 9.40%, 05/01/11 .................        543,750
    500,000     Midland Funding II, S.F., debenture, Series A, 11.75%, 07/23/05 .................        568,750
                                                                                                   -------------
                                                                                                       1,112,500
                                                                                                   -------------
                Wireless Communication11.7%
  2,000,000     cArch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01,
                 (original accretion rate 10.875%), 10.875% thereafter, 03/15/08 ................        870,000
  2,000,000     cComcast Cellular Corp., Series B, zero coupon, (original accretion rate 11.37%),
                 03/05/00........................................................................      1,470,000
  2,000,000     cMillicom International Cellular, Inc., senior disc. notes, zero coupon to 06/01/00,
                 (original accretion rate 13.50%), 13.50% thereafter, 06/01/06 ..................      1,327,500
  1,000,000     cOrion Network Systems, Inc., units, zero coupon to 01/15/02, (original accretion rate
                 12.50%), 12.50% thereafter, 01/15/07 ...........................................        500,000
  1,000,000     Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .......................        893,750
  1,000,000     Rogers Cantel Mobile Communications, Inc., senior secured deb., 9.75%, 06/01/16 .      1,020,000
  1,000,000     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ...........................      1,005,000
                                                                                                   -------------
                                                                                                       7,086,250
                                                                                                   -------------
                      Total Bonds (Cost $37,938,040) ............................................     38,871,387
                                                                                                   -------------
                      Total Long Term Investments (Cost $69,457,160) ............................     75,107,839
                                                                                                   -------------
    489,862     fReceivables from Repurchase Agreements  0.8%
                Joint Repurchase Agreements, 6.417%, 04/01/97, (Maturity Value $481,938)
                 (Cost $481,853)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Bills, 09/04/97
                U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $28,962)
                   Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                  CIBC Wood Gundy Securities Corp., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                  Daiwa Securities America, Inc., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01

                  Fuji Securities, Inc., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Bills, 07/31/97
                U.S. Treasury Notes, 5.875%, 04/30/98
                  Sanwa Securities (USA) Co., L.P., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                  SBC Warburg, Inc., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  The Nikko Securities Co. International, Inc., (Maturity Value $47,501)
                   Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                  UBS Securities L.L.C., (Maturity Value $57,925)
                   Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 .........      $ 481,853
                                                                                                   -------------
                          Total Investments (Cost $69,939,013)124.7% ............................     75,589,692
                          Liabilities in Excess of Other Assets  (24.7%).........................    (14,995,881)
                                                                                                   -------------
                          Net Assets  100.0% ....................................................   $ 60,593,811
                                                                                                   =============


                At March 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $69,939,013 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ................................................  $   7,241,121
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ................................................     (1,590,442)
                                                                                                   -------------
                  Net unrealized appreciation ...................................................  $   5,650,679
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership
PIK     - Payment-in-Kind
S.F.    - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
dSecurities traded in foreign currency and valued in U.S. dollars.
eFace amount is stated in foreign currency and value is stated in U.S. dollars. fFace amount for repurchase agreements is for the underlying collateral.
 See Note 1(g)  regarding the joint  repurchase agreement.
gSee Note 8 regarding restricted securities.

The accompanying notes are an integral part of these financial statements.



FRANKLIN MULTI-INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 1997

Assets:
 Investments in securities, at value
  (identified cost $69,457,160)            $75,107,839
 Receivables from repurchase
  agreements, at value and cost                481,853
 Receivables:
  Dividends and interest                     1,385,672
  Investment securities sold                   579,403
 Unamortized note issuance costs

  (Note 2)                                      71,906
                                        --------------
      Total assets                          77,626,673
                                        --------------
Liabilities:
 Payables:
  Investment securities purchased              524,160
  Notes (Note 2)                            16,000,000
  Accrued interest (Note 2)                     48,000
  Distributions to shareholders                374,886
  Management fees                               55,319
 Accrued expenses and other liabilities         30,497
                                        --------------
      Total liabilities                     17,032,862
                                        --------------
Net assets, at value                       $60,593,811
                                        ==============
Net assets consist of:
 Undistributed net investment income      $     82,390
 Net unrealized appreciation on investments
  and translation of assets and liabilities
  denominated in foreign currencies          5,651,223
 Accumulated net realized
  gain from investments                      1,069,418
 Capital shares                             53,790,780
                                        --------------
Net assets, at value                       $60,593,811
                                        ==============

Net asset value per share:
 ($60,593,811 / 5,857,600 shares of
 beneficial interest outstanding)               $10.34
                                        ==============

Statement of Operations
for the year ended March 31, 1997

Investment income:
 Interest                     $4,598,063
 Dividends, net of foreign
  taxes withheld of $771       2,010,914
                           -------------

      Total income                         $ 6,608,977
Expenses:
 Management fees (Note 6)        665,109
 Shareholder servicing costs      33,199
 Professional fees                29,295
 Amortization of note
  issuance costs (Note 2)         29,250
 Trustees' fees and expenses      10,295
 Reports to shareholders           9,015
 Custodian fees                    1,866
 Registration                         75
 Other                            23,423
                           -------------

      Operating expenses         801,527
Interest expense (Note 2)      1,152,000
                           -------------

      Total expenses                         1,953,527
                                        --------------

       Net investment income                 4,655,450
                                        --------------

Realized and unrealized gain (loss)
 from investments and foreign currency:
  Net realized gain (loss) from:
   Investments                               2,059,772
   Foreign currency
    transactions                                (4,152)
  Net unrealized appreciation
   (depreciation) on:
    Investments                             (2,057,065)
    Translation of assets and
     liabilities denominated in
     foreign currency                            1,847
                                        --------------

Net realized and unrealized
 gain from investments
 and foreign currency                              402
                                        --------------
Net increase in net assets
 resulting from operations                 $ 4,655,852
                                        ==============


The accompanying notes are an integral part of these financial statements.

FRANKLIN MULTI-INCOME TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended March 31, 1997 and 1996

                                1997          1996
                              ---------    ----------
Increase (decrease) in net assets:
Operations:
 Net investment income      $  4,655,450   $ 4,568,760
 Net realized gain from
  investments and foreign
  currency transactions        2,055,620     1,193,225
 Net unrealized appreci-
  ation (depreciation)
  on investments and
  translation of assets and
  liabilities denominated
  in foreign currency         (2,055,218)    5,291,667
                              --------     -----------
      Net increase in net
       assets resulting
       from operations         4,655,852    11,053,652
Distributions to
 shareholders from:
  Undistributed net
   investment income          (4,527,925)   (4,498,637)
  Undistributed net
 realized capital gain        (1,686,989)     (632,621)
                              --------     -----------
      Net increase
       (decrease)
       in net assets          (1,559,062)    5,922,394
Net assets:
 Beginning of year            62,152,873    56,230,479
                              --------     -----------
 End of year (including
  undistributed net invest-
  ment income of $82,390
  at 3/31/97 and $20,786
  at 3/31/96)                $60,593,811   $62,152,873
                              ========     ===========



Statement of Cash Flows
for the year ended March 31, 1997

Interest and dividends received       $      5,397,583
Operating expenses paid                       (530,329)
Interest expense paid                       (1,152,000)
                                        --------------
 Cash provided - operations                  3,715,254
                                        --------------
Investment purchases                      (184,191,075)
Investment sales                           186,690,735
                                        --------------
 Cash provided - investments                 2,499,660
                                        --------------
Distributions to shareholders               (6,214,914)
                                        --------------
 Cash used - financing activities           (6,214,914)
                                        --------------
Net change in cash                                   --
Cash at beginning of year                            --
                                        --------------
Cash at end of year                                  --
                                        ==============

The accompanying notes are an integral part of these financial statements.

FRANKLIN MULTI-INCOME TRUST

Notes to Financial Statements




NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is a non-diversified, closed-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund seeks to provide investors with high current income consistent with preservation of shareholders' capital. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares).

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available and securities restricted as to resale are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (the Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the Exchange and will, therefore not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net investment income and net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.


NOTE 2 - SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million aggregate principal amount of a new class of five-year senior fixed-rate notes. The Notes are general unsecured obligations of the Fund and rank senior to all existing or future unsecured indebtedness of the Fund. The Notes are senior to the Shares and, in any liquidation of the Fund, the Notes must be paid in full before any payments would be made with respect to the Shares.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per annum, to their maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale. Therefore, no market value can be obtained for the Notes. Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage for the Notes of at least 300%. In addition, pursuant to the agreement with respect to the Notes, the Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio that equals or exceeds an amount determined under guidelines established by Standard & Poor's Corporation. The Fund met these requirements during the year ended March 31, 1997.

The costs of $146,250 incurred by the Fund in connection with the issuance of the Notes are deferred and amortized on a straight-line basis over the term of the Notes.


NOTE 3 - TRUST SHARES

At March 31, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. At March 31, 1997, no shares were issued pursuant to the Fund's Dividend Reinvestment Plan; all reinvested dividends were satisfied with previously issued shares purchased in the open market pursuant to such Plan.

NOTE 4 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At March 31, 1997, for tax purposes, the Fund had accumulated net realized capital gains of $1,069,418. For income tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at March 31, 1997.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended March 31, 1997 were $34,971,891 and $35,694,234, respectively.

NOTE 6 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of 0.85% of the Fund's average weekly net assets (total assets less liabilities other than the principal amount of the Notes). Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Adivsers and computed monthly based on average daily net assets. It is not a separate expense of the Fund. b. Other Affiliated Parties and Transactions

Certain officers and trustees of the Fund are also officers and/or directors of Advisers and FT Services, both wholly-owned subsidiaries of Franklin Resources, Inc.

NOTE 7 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the year ended March 31, 1997 include a Statement of Cash Flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount, amortization of note issuance costs, commissions, bonds paid-in-kind, stock dividends and year-end income and expense accrual changes aggregating to $940,196.

NOTE 8 - RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values the restricted security as disclosed in Note 1. At March 31, 1997, the Fund held the following restricted security representing 0.1% of the Fund's net assets:
                                     Acquisition
Units   Security                        Date         Cost     Value
----    ------------------------      --------  ------------
   1    PG Partners 1, L.P. ......     3/31/93    $29,296    $62,205


NOTE 9 - CREDIT RISK

The Fund has 67.39% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

There are certain credit risks due to the manner in which the Fund is invested. The Fund has investments in excess of 10% of its total net assets in the Wireless Communication industry.


NOTE 10 - FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period are as follows:



                                                                            Year ended March 31,
                                                              1997       1996       1995       1994       1993
                                                             -------    -------    -------    -------    ------

Per Share Operating Performance:
Net asset value at beginning of period ..................   $10.61     $ 9.60     $ 9.97     $11.38      $10.15
                                                             -------    -------    -------    -------    ------
 Net investment income ..................................     0.790      0.780      0.780      0.840       1.000
 Net realized and unrealized gain (loss) on securities ..     0.001      1.110     (0.080)    (0.780)      1.196
                                                             -------    -------    -------    -------    ------
Total from investment operations ........................     0.791      1.890      0.700      0.060       2.196
                                                             -------    ------     ------     ------     ------
Less distributions from:
 Net investment income ..................................    (0.773)    (0.770)    (0.780)    (0.853)     (0.966)
 Capital gains ..........................................    (0.288)    (0.110)    (0.282)    (0.617)      --
 In excess of net investment income .....................      --          --      (0.008)      --         --
                                                             -------    -------    -------    -------    ------
Total distributions .....................................    (1.061)    (0.880)    (1.070)    (1.470)     (0.966)
                                                             -------    -------    -------    -------    ------
Net asset value at end of period.........................    10.34      10.61       9.60       9.97       11.38
                                                             =======    =======    =======    =======    ======
Market value per share at end of period1.................   $ 9.38     $ 9.00     $ 8.75     $ 9.75      $10.63
                                                             =======    =======    =======    =======    ======
Total Investment Return:
 Based on market value per share2 .......................    16.24%     12.87%      1.46%      5.47%     19.72%
Ratios/Supplemental Data:
 Net assets at end of period (000's omitted).............    $60,594    $62,153    $56,230    $58,391    $66,657
 Ratio of expenses to average net assets ................     3.14%      3.21%      3.00%      2.90%      2.99%
 Ratio of net investment income to average net assets ...     7.48%      7.53%      6.37%      6.00%      7.51%
 Portfolio turnover rate ................................    44.40%     35.06%     29.77%     28.90%     41.22%
 Average commission rate3................................  $   .0522   $  .0536       --         --         --
 Total debt outstanding at end of period (000's omitted).    $16,000    $16,000    $16,000    $15,974    $15,926
 Asset coverage per $1,000 of debt ......................   $  3,787   $  3,885    $ 3,514    $ 3,655    $ 4,185




NOTE 10 - FINANCIAL HIGHLIGHTS (cont.)

(For Notes outstanding throughout the year)

         Face Amount of   Average Monthly   Average Monthly Average Amount of
Year    Notes Outstanding Face Amount of   Number of Shares  Notes Per Share
Ended     End of Period  Notes Outstanding    Outstanding   During the Period

1993      $16,000,000       $16,000,000        5,857,600          $2.73
1994       16,000,000        16,000,000        5,857,600           2.73
1995       16,000,000        16,000,000        5,857,600           2.73
1996       16,000,000        16,000,000        5,857,600           2.73
1997       16,000,000        16,000,000        5,857,600           2.73

1Based on the last sale on the New York Stock Exchange.
2Total return measures the change in value of an investment over the periods indicated. It is not annualized. It reflects the change in market value of the capital shares, and assumes reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.
3Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.






FRANKLIN MULTI-INCOME TRUST

Report of Independent Accountants



To the shareholders and Board of Trustees of Franklin Multi-Income Trust

We have audited the accompanying statement of assets and liabilities of the Franklin Multi-Income Trust, including the Fund's statement of investments in securities and net assets, as of March 31, 1997, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement preparation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Multi-Income Trust as of March 31, 1997, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
May 6, 1997

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.




Franklin Multi-Income Trust Annual Report March 31, 1997.


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio composition on 3/31/97, as a percentage of total market value.

Portfolio Composition on March 31, 1997

Corporate Bonds                           48.7%
Utilities   Stocks                        38.2%
Miscellaneous Equities &                   9.8%
   Preferred Stocks
Foreign Currency Denominated Bonds         1.1%
Cash & Equivalents                         0.6%